Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

First Data Corporation

(Exact name of obligor as specified in its charter)

(See table of additional guarantors)

Delaware	47-0731996
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector, N.E.
Suite 2000
Atlanta, Georgia	30342
(Address of principal executive offices)	(Zip code)

12.625% Senior Notes due 2021

Guarantees of 12.625%

Senior Notes due 2021

(Title of the indenture securities)

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Bankcard Investigative Group Inc.	Delaware	58-2368158	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
BUYPASS Inco Corporation	Delaware	51-0362700	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Call Interactive Holdings LLC	Delaware	45-0492144	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Cardservice International, LLC.	California	95-4207932	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
CESI Holdings, Inc.	Delaware	11-3145051	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord Computing Corporation	Delaware	36-3833854	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord Corporate Services, Inc.	Delaware	23-2709591	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord EFS Financial Services, Inc.	Delaware	01-0757630	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord EFS, Inc.	Delaware	04-2462252	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord Emerging Technologies, Inc.	Arizona	86-0837769	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Concord Financial Technologies, Inc.	Delaware	13-4064184	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord One, LLC	Delaware	01-0757619	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord Payment Services, Inc.	Georgia	58-1495598	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord Processing, Inc.	Delaware	57-1143159	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Concord Transaction Services, LLC	Colorado	20-0187517	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
CTS Holdings, LLC	Colorado	20-0675870	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
CTS, Inc.	Tennessee	52-2251178	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
EFS Transportation Services, Inc.	Tennessee	62-1830443	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
EPSF Corporation	Delaware	51-0380978	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FDFS Holdings, LLC	Delaware	84-1564482	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
FDGS Group, LLC	Delaware	58-2582293	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FDR Ireland Limited	Delaware	98-0122368	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FDR Limited LTD	Delaware	98-0122367	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FDR Missouri Inc.	Delaware	47-0772712	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FDS Holdings, Inc.	Delaware	58-2517182	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Capital, Inc.	Delaware	58-2436936	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Card Solutions, Inc.	Maryland	75-1300913	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Commercial Services Holdings, Inc.	Delaware	20-5626772	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Communications Corporation	Delaware	22-2991933	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data EC, LLC	Delaware	30-0512868	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
First Data Government Solutions, Inc.	Delaware	59-2957887	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Government Solutions, LP	Delaware	58-2582959	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Latin America Inc.	Delaware	47-0789663	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Merchant Services Corporation	Florida	59-2126793	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Merchant Services Northeast, LLC	Delaware	11-3383565	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Merchant Services Southeast, L.L.C.	Delaware	11-3301903	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Mobile Holdings, Inc.	Delaware	20-5449819	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Payment Services, LLC	Delaware	26-0359308	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Real Estate Holdings L.L.C.	Delaware	84-1593311	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Resources, LLC	Delaware	47-0535472	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
First Data Retail ATM Services L.P.	Texas	01-0757624	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Secure LLC	Delaware	47-0902841	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Solutions, Inc.	Washington	91-2113799	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Technologies, Inc.	Delaware	04-3125703	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
First Data Voice Services	Delaware	22-2915646	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FSM Services Inc.	Delaware	58-2517180	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FundsXpress Financial Network, Inc.	Texas	74-2830594	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
FundsXpress, Inc.	Delaware	74-2935781	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Gift Card Services, Inc.	Oklahoma	73-1483616	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Gratitude Holdings LLC	Delaware	41-2077284	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Instant Cash Services, LLC	Delaware	30-0412561	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Linkpoint International, Inc.	Nevada	95-4704661	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
LoyaltyCo LLC	Delaware	Not applicable	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
MAS Inco Corporation	Delaware	51-0362703	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
MAS Ohio Corporation	Delaware	52-2139525	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Money Network Financial, LLC	Delaware	36-4483540	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
National Payment Systems Inc.	New York	13-3789541	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
New Payment Services, Inc.	Georgia	20-3848972	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
PayPoint Electronic Payment Systems, LLC	Delaware	82-0569438	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
PaySys International, Inc.	Florida	59-2061461	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
REMITCO LLC	Delaware	82-0580864	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Sagebrush Holdings LLC	Delaware	75-3097583	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Size Technologies, Inc.	California	94-3329671	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Star Networks, Inc.	Delaware	59-3558624	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Star Processing, Inc.	Delaware	23-2696693	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Star Systems Assets, Inc.	Delaware	33-0886220	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Star Systems, Inc.	Delaware	59-3558623	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Star Systems, LLC	Delaware	33-0886218	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Strategic Investment Alternatives LLC	Delaware	01-0716816	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
TASQ LLC	Delaware	84-1581144	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
TASQ Technology, Inc.	California	68-0345149	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
TeleCheck International, Inc.	Georgia	58-2014182	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania	25-1405316	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
TeleCheck Services, Inc.	Delaware	58-2035074	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Transaction Solutions, LLC	Delaware	82-0547328	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
Unified Merchant Services	Georgia	58-2169129	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000
ValueLink, LLC	Delaware	20-0055795	5565 Glenridge Connector, N.E. Suite 2000 Atlanta, Georgia 30342 (404) 890-2000

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 29th day of September, 2011.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ Raymond Delli Colli
Raymond Delli Colli
Vice President

EXHIBIT 6

September 29, 2011

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ Raymond Delli Colli
Raymond Delli Colli
Vice President

EXHIBIT 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business June 30, 2011, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$24,433
Interest-bearing balances		66,533
Securities:
Held-to-maturity securities		0
Available-for-sale securities		154,068
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		4,142
Securities purchased under agreements to resell		15,186
Loans and lease financing receivables:
Loans and leases held for sale		21,688
Loans and leases, net of unearned income	689,075
LESS: Allowance for loan and lease losses	17,922
Loans and leases, net of unearned income and allowance		671,153
Trading Assets		33,481
Premises and fixed assets (including capitalized leases)		8,103
Other real estate owned		4,705
Investments in unconsolidated subsidiaries and associated companies		566
Direct and indirect investments in real estate ventures		107
Intangible assets
Goodwill		20,936
Other intangible assets		25,816
Other assets		53,916

Total assets		$1,104,833

LIABILITIES
Deposits:
In domestic offices		$761,154
Noninterest-bearing	181,676
Interest-bearing	579,478
In foreign offices, Edge and Agreement subsidiaries, and IBFs		93,814
Noninterest-bearing	1,901
Interest-bearing	91,913
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		3,170
Securities sold under agreements to repurchase		13,304

Dollar Amounts In Millions
Trading liabilities	20,222
Other borrowed money
(includes mortgage indebtedness and obligations under capitalized leases)	39,048
Subordinated notes and debentures	17,392
Other liabilities	31,532

Total liabilities	$979,636
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	519
Surplus (exclude all surplus related to preferred stock)	99,145
Retained earnings	18,601
Accumulated other comprehensive income	5,614
Other equity capital components	0

Total bank equity capital	123,879
Noncontrolling (minority) interests in consolidated subsidiaries	1,318

Total equity capital	125,197

Total liabilities, and equity capital	$1,104,833

I, Timothy J. Sloan, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Timothy J. Sloan

EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

John Stumpf	Directors
Carrie Tolstedt
Michael Loughlin